EXHIBIT 99.1

CRUDE OIL TRANSPORTATION AGREEMENT

The following shall constitute an agreement by and between Banner Pipeline Company, LLC, a wholly owned subsidiary of Continental Resources, Inc. (CLR herein) and Banner Transportation Company LLC (Banner herein) whereby CLR agrees to utilize the transportation, gathering, and other services provided by Banner as set forth below:

WHEREAS Banner owns and operates a pipeline gathering and transportation system generally located in Townships 22-25N, and Ranges 52-57E, in Richland County, Montana (the “Gathering System”); and

WHEREAS CLR desires (i) to deliver into and transport crude oil through the Gathering System and (ii) to deliver via non-pipeline methods and unload crude oil at Banner’s Albin Station located in Section 25-T24N-R56E, Richland County, Montana (“Albin Station”) and (iii) to deliver via non-pipeline methods and unload crude oil at Banner’s Vaira Station located in Section 3–T24N-R54E, Richland County, Montana (“Vaira Station”); and

WHEREAS Banner wishes to provide the requested crude oil transportation, gathering, and other services over its system and at its Albin Station and Vaira Station and to provide these services under the following terms and conditions:

NOW THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements herein contained, the parties agree as follows

A. PIPELINE TRANSPORTATION:

SERVICE:

Banner shall connect onto its Gathering System and accept delivery of crude oil at mutually acceptable connection points for each lease, well or facility identified on Exhibit “A” attached hereto and incorporated herein by reference. All such crude oil shall be transported in the Gathering System pursuant to CLR instructions at either a delivery point at Banner’s Albin Station and delivered into Plains Pipeline L.P. facilities at Lone Tree, Montana or a delivery point at Banner’s Vaira Station and delivered into Bridger Pipeline Company’s pipeline for the account of CLR.

QUANTITY:

Crude oil volumes made subject to this agreement for gathering and transportation include but are not limited to production from the list of leases, wells and properties attached hereto as Exhibit “A”.

PRICE:

CLR shall pay to Banner an amount equal to $1.04/barrel for crude oil delivered to CLR’s account at Albin Station and delivered into Plains Pipeline L.P. facilities at Lone Tree, Montana or delivered into Bridger Pipeline Company’s facilities at Vaira Station. Payment by CLR shall be made in response to detailed invoices from Banner which may be sent no more frequently than once per month.

LINE LOSS:

The price agreed to be paid above includes compensation for any and all line loss that may be experienced in the gathering or transporting of the crude oil contemplated herein. In no event will additional charges be made to CLR to compensate Banner for line loss regardless of how described or classified.

LINE FILL:

CLR agrees to provide its pro rata share of barrels of crude oil for line fill required for operation of the Gathering System. Such line fill may be withdrawn from the Gathering System within (30) days after termination of this agreement.

B. NON-PIPELINE/TRUCKED TRANSPORTATION:

SERVICE:

Banner hereby agrees to unload and accept into its facilities at its Albin Station or Vaira Station as designated by CLR for CLR’s account crude oil from the leases, wells or facilities identified or listed on Exhibit “B” attached hereto and incorporated herein by reference. It is anticipated that all such crude oil shall be transported by means other than through the Gathering System to either Albin Station or Vaira Station.

QUANTITY:

Crude oil volumes made subject to this agreement for non-pipeline delivered crude oil include but are not limited to production from the list of leases, wells and properties attached hereto as Exhibit “B”.

PRICE:

CLR shall pay to Banner an amount equal to $0.10/barrel of crude oil delivered for its account to Albin Station or Vaira Station by non-pipeline means. Payment by CLR shall be made in response to detailed invoices from Banner which may be sent no more frequently than once per month.

C. ADDITIONAL PROVISIONS:

TERM:

The term of this Agreement (the “Term”) shall commence on July 1, 2007, and shall continue month to month until terminated. This Agreement is terminable by either party upon thirty (30) days written notice delivered pursuant to the contact information provided below.

INDEMNITIES:

Banner shall be liable to and indemnify, defend and hold CLR, its affiliates and their respective officers, directors, employees, agents and consultants, harmless from and against any and all claims, demands, causes of action, losses and penalties (including, without limitation, attorney’s fees) in any way related to the design, construction, operation, maintenance, ownership, repair, disconnection and removal of the Gathering System or other facilities relating thereto or the Albin Station, Vaira Station, or its truck unloading facilities (including, without limitation, all environmental liability), except, and to the extent that, such claims, demands, causes of action, losses and penalties are resulting from or attributable to CLR’s gross negligence or willful misconduct. This provision shall survive termination of this agreement.

EXPANSION OF SCOPE:

The parties recognize that the list of properties attached hereto and covered hereby may change as CLR’s regional business expands. The list of properties covered hereby may be expanded, altered or amended by written consent executed by the parties.

AUDIT RIGHTS:

Each party shall have the right at all reasonable times, upon written request, to audit all records of the other party pertinent to this agreement to verify such party’s compliance with the terms and conditions of this agreement. Notwithstanding the foregoing, each party shall be entitled to protect the confidentiality of all information it considers proprietary. If any audit conducted pursuant to this section reveals that there was an inaccuracy or omission in the invoices submitted under this agreement, the parties shall, within ten (10) days of a request by either party therefore, meet to discuss the adjustments and/or payments that would be necessary to correct such inaccuracy or omission; provided, however, that no adjustments and/or payment shall be made with respect to any inaccuracy or omission first alleged after the second anniversary of the date of the invoice containing such inaccuracy or omission.

NOTICES:

Any notice to be given under this agreement shall be in writing and shall be deemed to have been given to the party to whom it is addressed on the date presented in person or 3 days following the date of mailing if sent by prepaid first class mail or, if delivered via facsimile transmission, 4 hours following the time of transmission of such facsimile provided such deemed receipt is within normal business hours of the recipient party, failing which such notice will be deemed to have been received at the commencement of the next following business day. Any notice to be given shall be given in accordance with the following particulars or such other particulars of which a party shall have notified the other:

CLR:

Banner Pipeline Company, LLC.

302 N. Independence

P. O. Box 1032

Enid, Ok 73702

Attention: Mark Monroe

Telephone: (580) 249-4538

Facsimile: (580) 242-4703

BANNER:

Banner Transportation Company, LLC

P.O. Box 3886

Enid, OK 73702

Attention: Harold Hamm

Telephone: (580) 548-5130

Facsimile: (580) 242-4703

PERFORMANCE INTERRUPTION:

The parties hereto shall be excused from the performance of their obligations hereunder, except the obligation to make monetary payments, when and to the extent that such performance is delayed by fire, explosion, act of God, strike, labor dispute or other industrial disturbance, storm, lightening, earthquake, civil disturbance or any other cause not within the reasonable control of the party claiming a suspension, provided that such party shall give notice to the other party, stating full particulars of such event, as soon as possible after the occurrence thereof, and shall as far as possible, remedy such situation with all reasonable dispatch, provided that nothing herein shall be construed to require a party to settle a labor dispute. For greater certainty, lack of governmental approvals resulting from a failure to make application in a timely manner shall not excuse a party from performance hereunder.

INVALIDITY:

If any provisions of this agreement are invalid under any applicable statute or rule of law, they are to that extent, omitted, but the remainder of this Agreement shall continue to be binding upon the parties hereto.

ASSIGNMENT:	Neither party may assign this agreement without the prior written consent of the other party.

WAIVER:

The waiver by either party of any default or breach of this agreement by the other party shall not bar such party from its right to enforce this agreement in the event of any subsequent default or breach.

BINDING:	This agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the parties.

LAW:

This agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Oklahoma without giving effect to the principles of conflicts of laws thereof. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the courts of the State of Oklahoma for the purposes of any controversy, claim, dispute or action arising out of or related to this agreement, and hereby waives any defense of an inconvenient forum and any right of jurisdiction on account of his place of residence or principal place of business. The substantially prevailing party in any such controversy, claim, dispute or action shall be entitled to recover reasonable attorneys’ and expert witness’ fees.

ENTIRETY:

This agreement constitutes the entire agreement between the parties hereto pertaining to the transportation of crude oil on the Gathering System or delivery of crude oil to the Albin Station or Vaira Station, and this agreement shall govern in respect of all matters referred to herein and wholly replaces and supersedes any and all previous agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto pertaining to the transportation or delivery of crude oil to said facilities.

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Crude Oil Transportation Agreement this 11th day of July, 2007.

BANNER PIPELINE COMPANY, LLC.

/s/ Mark Monroe
By:	Mark Monroe
Title:	President, Continental Resources, Inc.
Member

BANNER TRANSPORTATION COMPANY, LLC

/s/ Harold Hamm
By:	Harold Hamm
Title:	Member

EXHIBIT “A”

Leases to be shipped on Gathering System to Banner’s Albin Station and Vaira Station

1	ALICE 1-21H
2	ALMA 1-25H
3	ARDELLE 1-10H
4	AUDREY 1-6H
5	BETTYE 1-26H
6	BUTKA 1-5H
7	CARDA 1-28H
8	CHERRY 1-20H
9	CLAYTON 1-20H
10	CONSTANCE 1-7H
11	CONSTANCE 2-18H
12	DOROTHY 1-4H l
13	EARL 1-24H
14	ELAINE 1-5H
15	GOSS 34-26H & 2-26H
16	HANNA 1-31H
17	HILL 1-36H
18	JEANNETTE 1-14H
19	JOYCE 13-5
20	JULIE 1-34H
21	JUNE 1-8H
22	KAREN 1-10H
23	KIM 1-12H
24	KLASNA
25	LAZY D 1-9H
26	LINNEA 1-13H
27	LUCILLE 1-27
28	MARGARET 2-15H
29	MARGARET 44-15H
30	MARLA 1-35H
31	MARLYS 1-34H
32	MONDALIN 1-10H
33	MULLIN 1-31H
34	PAULA 1-7
35	PREVOST 1-9H
36	REIMANN 1-26H
37	RITA 1-30H
38	STACI 1-11H
39	STONEY BUTTE FARM 1-17
40	STONEY BUTTE FARM 2-8
41	SWENSEID 1-9H
42	THOMAS 1-22H
43	TONI
44	TWYLA 1-31H
45	WINTERS 1-26H

EXHIBIT “B”

Leases for non-pipeline delivery and unloading at Banner’s Albin Station and Vaira Station, all from Richland County Montana:

AZALEA 1-6H
BABKA 1-12H
BARBARA 1-21H
BETTSYE 1-8H
BIG SKY 1-35H
BOLES 1-33H
CANDEE 1-18H & 2-18H
CHARLOTTE TANK BATTERY
DAVID 1-17H
ELM 1-12H
HANNA 1-31H
HANNA 2-31H
HANRAHAN TANK BATTERY
HELEN 1-19H
JEAN PIERRE 1-2H
KATHERINE 1-15H
MILLICENT 1-5H
NOLA 1-22H
ROGNAS 1-22H
SORENSON 14-6H
STONEY BUTTE FARM 2-8H
TAMMY 1-8H
THELMA 1-23H
TIMBERCREEK 1-16H